Exhibit 10.1

SECURITIES PURCHASE AGREEMENT1

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of March 22, 2024, is by and among NetBrands Corp. f/k/a Global Diversified Marketing Group Inc., a Delaware corporation with offices located at 4042 Austin Boulevard, Suite B Island Park, New York 11558 (the “Company”), Paul Adler, a New York resident (“Adler”; each of the Company and Adler, a “Company Party” and, collectively, the “Company Parties”), and Cove Funding LP, a Delaware limited partnership (the “Purchaser”).

RECITALS

A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B. At the Closing (defined below), the Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) a senior secured convertible promissory note in an amount of up to $300,000.00 (the “Note”), in two (2) tranches of (a) up to the sum of $150,000, plus [a 5% commitment fee], plus [a 5% diligence fee], plus Purchaser’s reasonable legal, advisory, and other fees and expenses related to the transactions contemplated by the Transaction Documents (the “First Tranche”); and (b) up to $150,000, plus [a 5% commitment fee], plus [a 5% diligence fee], plus Holder’s reasonable legal, advisory, and other fees and expenses related to the transactions contemplated by the Second Tranche (the “Second Tranche”), subject to the conditions set forth in the Note, and (ii) $285,000 in shares of Common Stock of the Company (the “Purchased Shares”), par value $0.0001 par value per share (“Common Stock”), in two tranches with the first being in the amount $187,778 in shares of Common Stock of the Company, the first of which shall be issued upon funding of the First Tranche, and the second, which represents the balance of the principal amount of the $300,000 of which to be issued upon funding of the Second Tranche, the delivery of which shall be subject to the Beneficial Ownership Limitation, and other conditions set forth in the Note. To the extent the Company is not able to issue either the full value of $187,778 in Common Stock, initially, or the additional balance in Common Stock if and when the Second Tranche is funded, to the Purchaser at one time due to the Beneficial Ownership Limitations, additional shares shall be issued whenever legally possible and the subsequent issuances of the Common Stock to the Purchaser shall be referred to as “Additional Shares”.

C. The Purchased Shares any Additional Shares are collectively referred to herein as the “Shares,” and the Note, the Purchased Shares and any Additional Shares are collectively referred to herein as the “Securities.”

D. Immediately prior to the consummation of this Agreement, Adler, individually, owns 11,568,843 shares of Common Stock and 1,000 shares of Class A Super Voting Preferred Stock of the Company (collectively, the “Adler Shares”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company Parties and the Purchaser hereby agree as follows:

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1.	PURCHASE AND SALE OF THE NOTE AND THE PURCHASED SHARES.

a. Note and Purchased Shares. Subject to the satisfaction (or waiver) of the conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Note and the Shares, free and clear of any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership (collectively, “Liens”) (other than restrictions on transfer arising under applicable state or federal securities laws). From time to time the Purchaser may purchase or receive additional shares of Common Stock which may be deemed to be purchased pursuant to the terms and conditions of this Agreement.

b. Purchase Price. The purchase price for the Note shall be as set forth in the flow of funds memorandum (the “Note Purchase Price”) and the purchase price for the Purchased Shares and any Additional Shares issued under the terms hereof shall be $100.00 (the “Share Purchase Price”).

c. Closing Deliveries. At the Closing, the Company Parties shall deliver, or cause to be delivered, each of the following (together with all Exhibits, Schedules, and annexes to each of the following), in form and substance reasonably satisfactory to the Purchaser and its counsel and, where applicable, duly executed and recorded (to the extent required) to the Purchaser:

i. this Agreement, duly executed by the Company and Adler;

ii. the Irrevocable Transfer Agent Instructions (as defined below), duly executed by the Company and the transfer agent;

iii. a certificate evidencing the formation and good standing of the Company in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date;

iv. a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions as adopted by the Company’s board of directors in a form reasonably acceptable to the Purchaser, (ii) the Articles of Incorporation of the Company, and (iii) the Bylaws of the Company, each as in effect at the Closing;

v. a senior secured convertible promissory note by and between the Company and Purchaser (the “Convertible Note”), duly executed by the Company;

vi. a security agreement, in a form reasonably acceptable to Purchaser, duly executed by the Company and Adler, providing a security interest in, among things, all of the assets of the Company and all of the equity securities held by Adler (the “Security Agreement”);

vii. a pledge agreement, in a form reasonably acceptable to Purchaser, duly executed by Adler, providing, among other things, a security interest in the Adler Shares (the “Pledge Agreement”); and

viii. any other documents requested by the Purchaser prior to Closing.

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d. Adjustments. The parties understand that the Company is obligated to issue to the Shares equal to 95% of the value of the Note amounts that would result if the Note was fully funded, which is $187,777 worth of Common Stock, assuming only the First Tranche is funded, and $285,000 worth of Common Stock, assuming both the First Tranche and Second Tranche have been funded (the “Full Share Total”). The parties also understand that the issuance of the Full Share Total in one tranche would exceed the Beneficial Ownership Limitations, consequently the Purchased Shares shall be issued in one or more tranches, each subject to the Beneficial Ownership Limitations until the purchaser has received the Full Share Total. By way of example, if the Company is only able to issue $60,000 in Common Stock to the Purchaser due to the Beneficial Ownership Limitations, the Company would be obligated to issue an additional $82,500 in Common Stock to the Purchaser in one or more issuances, assuming only the First Tranche is funded, or an additional $225,000 in Common Stock to the Purchaser in one or more issuances, assuming both the First Tranche and Second Tranche have been funded . Because the objective is to provide the Purchaser with marketable securities worth $285,000 (assuming both the First Tranche and Second Tranche have been funded), the initial tranche of the Purchased Shares and each tranche of Additional Shares shall be re-valued on the 6th monthly anniversary of such issuance (the “True Up Date”). If the value of any particular tranche is lower on such True Up Date, the Company shall (subject to the Beneficial Ownership Limitations) either (i) issue additional shares of Common Stock to the Purchaser such that the value of the original tranche, plus the true up issuance, is equal to the value of the original tranche on the True Up Date or (ii) make a cash payment to the Purchaser equal to the difference between the value of original tranche and the value of the original tranche on the True Up Date. Notwithstanding the foregoing, to the extent that less than $300,000 of the Note has been purchased, the Full Share Total shall be reduced to 95% of the purchased Note amount.

e. Form of Payment. On the date hereof (the “Closing Date”), (i) the Purchaser shall pay the Purchase Price to the Company by wire transfer of immediately available funds in accordance with the Company’s written wire instructions for the funded First Tranche of the Note Purchase Price, and (ii) the Company shall deliver to the Purchaser the Purchased Shares for the First Tranche (subject to the limitations set forth herein), in all cases, duly executed on behalf of the Company and registered in the name of the Purchaser or its designee. If there occurs a second closing pursuant to which the Purchaser funds the balance of the Note, that closing date shall be referred to as the “Second Closing Date”. On the Second Closing Date, (i) the Purchaser shall deliver to the Company the purchase price for the remaining Note Purchase Price and (ii) the Company shall deliver to the Purchaser (A) the Additional Shares for the Second Tranche (subject to the limitations set forth herein) and (B) confirmation of principal increases under the Note.

f. Limitations.

i. Notwithstanding the foregoing, the Purchaser shall not take possession of any Purchased Shares or Additional Shares to the extent that after giving effect to the purchase or receipt of such shares the Purchaser (together with the Purchaser’s Affiliates (as defined in Rule 144, “Affiliates”) and any Persons acting as a group together with the Purchaser or any of the Purchaser’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Purchaser and its Affiliates shall include the number of shares of Common Stock issuable upon completion of this Agreement with respect to which such determination is being made but shall exclude any Additional Shares. Except as set forth in the preceding sentence, for purposes of this section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

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ii. To ensure compliance with this restriction, the Company will be deemed to represent to the Purchaser each time Purchaser requests a transfer of shares under the terms of this Agreement, that such request has not violated the restrictions set forth in this Agreement. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(d), in determining the number of outstanding shares of Common Stock, the parties hereto may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Purchaser, the Company shall within two Trading Days (as defined below) confirm orally and in writing to the Purchaser the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Purchaser or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of the Purchased Shares or Additional Shares, as applicable. The Purchaser, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(d). Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. For the purposes hereof, a “Trading Day” means any day on which the Common Stock is traded (or available for trading) on its Principal Trading Market.

iii. Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, any shares or conversion rights that are not transferable, deliverable or able to be put into effect due to the Beneficial Ownership Limitations shall remain due and transferable or convertible by the Purchaser following an increase in the limitation or a decrease in holdings or under any other circumstance where such transfer or conversion is allowable under relevant regulations and is desired by the Purchaser. Under no circumstances shall the Beneficial Ownership Limitations be construed as a waiver of any rights or shares and any shares owed to Purchaser shall remain due to Purchaser in perpetuity until Purchaser elects, in its sole discretion, to receive the shares or exercise the rights.

2.	PURCHASER’S REPRESENTATIONS AND WARRANTIES.

The Purchaser represents and warrants to the Company that, as of the date hereof:

a. Organization; Authority. The Purchaser, if an entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time, including but not limited to the Convertible Note, Security Agreement, and the Pledge Agreement (collectively, the “Transaction Documents”) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

b. No Public Sale or Distribution. The Purchaser is acquiring the Purchased Shares and any Additional Shares issuable hereunder, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the Securities Act; provided, however, by making the representations herein, the Purchaser does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Purchaser is acquiring the Securities hereunder in the ordinary course of its business. The Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person (defined below) to distribute any of the Securities in violation of applicable securities laws.

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c. Investor Status. At the time the Purchaser was offered the Securities it was, and as of the date hereof and as of the Closing Date it is, and on each date on which it receives any Purchased Shares or Additional Shares, an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (“Accredited Investor”).

d. Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

e. Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

f. No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company Parties represent and warrant to the Purchaser that, as of the date hereof and as of each subsequent issuance of equity securities to Purchaser pursuant to the terms hereof:

a. Organization and Qualification. Each of the Company and its Subsidiary (collectively, the “Company Entities”) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents. Other than the Persons set forth on Schedule 3(a), the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary” and “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

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b. Authorization; Enforcement; Validity. Each Company Party has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by each Company Party, and the consummation by each Company Party of the transactions contemplated hereby and thereby have been duly authorized by such Company Party’s board of directors or other governing body, as applicable, and no further filing, consent or authorization is required by such Company Party, its board of directors or its stockholders or other governing body, as applicable. This Agreement has been, and the other Transaction Documents will be prior to the Closing Date, duly executed and delivered by each Company Party or its agent, and each constitutes the legal, valid and binding obligations of such Company Party, enforceable against such Company Party in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. The execution, delivery and performance of the Transaction Documents and the transactions contemplated thereby by each Company Party do not and shall not contravene or conflict with any provision of, or require any consents (except such consents as have already been received) under (1) any law, rule, regulation or ordinance, (2) the Company’s organizational documents; and/or (3) any agreement binding upon a Company Party or any of the Company Party’s properties, except in the case of (1) and (3) as would not reasonably be expected to have a Material Adverse Effect.

c. Issuance of Securities. The Note, the Purchased Shares have been, and any Additional Shares will be when issued, validly issued in accordance with all applicable laws and other obligations of the Company, fully paid and nonassessable and free from all Liens, preemptive or similar rights, taxes, and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Purchaser in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

d. Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that to its actual knowledge the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further represents to the Purchaser that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.

e. Adler Shares. Adler owns, beneficially and of record, all of the Adler Shares, free and clear of any Lien (other than restrictions on transfer arising under applicable state or federal securities Laws), nor is any such Lien pending or threatened against the Adler Shares. Other than the Adler Shares, Adler does not own, directly or indirectly, any equity securities of the Company, Adler is not subject to any litigation, or is aware of any ligation, pending or threatened which would adversely affect his ability to pledge the Adler Shares for the benefit of the Purchaser.

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f. SEC Reports. The Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the Company is current in its filing obligations under the Exchange Act, including, without limitation, its filings of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (collectively, the “SEC Reports”). The SEC Reports, at the time filed with the SEC, did not contain any untrue statement of a material fact or omit to state any fact necessary to make any statement therein not misleading. The Company is an issuer subject to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”), including Rule 144(i) under the Securities Act. All financial statements included in the SEC Reports (the “Financial Statements”) have been prepared, if so required, in accordance with GAAP applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present, in all material respects, the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments.

g. Sarbanes-Oxley Act. Other than as disclosed in the SEC Reports filed with the SEC prior to the date hereof, the Company is in compliance in all respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

h. Absence of Litigation. Other than as disclosed in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting any Company Party, the Common Stock or any of the Company’s officers or directors or 5% or greater stockholders in their capacities as such, that would need to be disclosed on the Company’s next Quarterly Report on Form 10-Q or Annual Report on Form 10-K. None of the Company, Adler, or any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

i. Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included in the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed with the SEC prior to the date hereof or in Schedule 3(i) hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s Financial Statements pursuant to GAAP or disclosed in SEC Reports pursuant to SEC rules and/or regulations, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its business, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one trading day prior to the date that this representation is made.

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j. No Violations of Laws. No Company Party is in violation of any law, ordinance, rule, regulation, judgment, decree or order of any federal, state or local governmental body or court and/or regulatory or self-regulatory body.

k. Taxes. All federal, and material state and local tax returns required to be filed by the Company have been filed with the appropriate governmental agencies and all taxes due and payable by the Company have been timely paid. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

l. Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as necessary or required for use in connection with its business or which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and the Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire or terminate or be abandoned which would cause a Material Adverse Effect. The Company has not received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person. All such Intellectual Property Rights are enforceable, and, to the knowledge of the Company, there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual property, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All material Intellectual Property Rights of the Company are set forth in the SEC Reports.

m. Violations or Conflicts. No Company Party is in violation of or default under, nor will the execution and delivery of this Securities Purchase Agreement, any other Transaction Document, or the issuance of the Common Stock or any Additional Shares, or the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under, the Company’s Certificate of Incorporation or Bylaws, any material obligations, agreements, covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the a Company Party is a party or by which such Company Party or any of its or their properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

n. 144 Cooperation. The Company shall provide for the transfer, upon request of the Purchaser, or removal of any legends upon the Securities, all as may be allowed in accordance with SEC Rule 144 and provide any required opinions of counsel to the Company’s transfer agents, at the Purchaser’s cost and expense (“Legal Counsel Opinion”). The Company shall make generally available such information as may be necessary under SEC Rule 144 to allow for the resale of Securities by the Purchaser for at least three (3) years after the final Closing of the offering. In addition to all other remedies available to the Purchaser, the Company shall pay to the Purchaser, in cash, as liquidated damages and not as a penalty, for each $1,000.00 of principal amount being converted, $50.00 per Trading Day for each Trading Day after such failure to perform the obligations set forth in this subsection (n).

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o. Accuracy of Information, etc. No statement or information contained in this Agreement, the SEC Reports, any other Transaction Document or any other document, certificate or statement furnished to the Purchaser by or on behalf of a Company Party in writing for use in connection with the transactions contemplated by this Agreement and/or the other Transaction Documents contained, as of the date such statement, information, document or certificate was made or furnished, as the case may be, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein, taken as a whole, not materially misleading. There is no fact known to any Company Party that could have a Material Adverse Effect that has not been expressly disclosed herein, in the other Transaction Documents, in the SEC Reports or in any other documents, certificates and statements furnished to the Purchaser for use in connection with the transactions contemplated hereby and by the other Documents.

p. Conduct of Business; Regulatory Permits. Neither the Company, Adler, nor any of the Company’s Subsidiaries is in violation of any term of or in default under Company’s Certificate of Incorporation, Bylaws, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or their organizational charter, certificate of formation or certificate of incorporation or bylaws, respectively. Neither the Company, Adler, nor any of the Company’s Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to Adler, the Company or any of its Subsidiaries. The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary for the conduct of its business, except where the failure to so obtain such licenses, permits and authorizations would not have a material adverse effect on the Company. Such licenses, permits and other governmental authorizations which have been obtained are in full force and effect, except where the failure to be so would not have a material adverse effect on the Company, and the Company is in all material respects complying therewith.

q. Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an Affiliate of an “investment company,” a company controlled by an “investment company” or an “Affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

r. Management. During the past five-year period, no current officer or director or, to the knowledge of the Company, no current ten percent (10%) or greater stockholder of the Company or any of its Subsidiaries has been the subject of:

i. a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such Person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such Person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

ii. a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

iii. any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such Person from, or otherwise limiting, the following activities:

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1. acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other Person regulated by the United States Commodity Futures Trading Commission or an associated Person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an Affiliated Person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

2. engaging in any particular type of business practice; or

3. engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

4. any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such Person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

5. a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

6. a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

s. No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock has not been suspended and/or halted by the SEC, the Principal Trading Market (as defined below) or FINRA. Trading in securities generally as reported on the Principal Trading Market has not been suspended or limited, nor has a banking moratorium been declared either by the U.S. or applicable State authorities; and there has not been imposed any suspension of electronic trading or settlement services by the Depository Trust Company (“DTC”) with respect to the Common Stock that is continuing; the Company has not received any notice from DTC to the effect that a suspension of electronic trading or settlement services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension). “Principal Trading Market” shall mean the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange, the NYSE American, or the OTC Markets, whichever is at the time the principal trading exchange or market for the Common Stock.

t. Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchaser or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement, the other Transaction Documents. The Company understands and confirms that each of the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchaser regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or the Company’s Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

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u. Registration Rights. The Company has granted the Purchaser the piggy-back registration rights set forth on Exhibit A hereto.

v. Indebtedness. Schedule 3(v) sets forth all Indebtedness of the Company and each of its Subsidiaries, and for each item of Indebtedness set forth thereon, identifies the debtor, the balance amount as of the date set forth therein (including principal, accrued but unpaid interest, fines, penalties or other liabilities arising thereunder), the type, the interest rate and the maturity date. The Company has no liability, including in respect of a guarantee, of the Indebtedness of any other Person, the Company is not liable or responsible for any liabilities of any of its Subsidiaries or Affiliates. The Company has provided or made available to Purchaser true, correct and complete copies of each contract governing such Indebtedness. No Indebtedness of any Subsidiary or Affiliate of the Company shall, directly or indirectly, impact or otherwise effect the Company or its business. “Indebtedness” shall mean all (a) indebtedness for borrowed money; (b) obligations for the deferred purchase price of property or services, (c) long or short- term obligations evidenced by notes, bonds, debentures or other similar instruments; (d) obligations under any interest rate, currency swap or other hedging agreement or arrangement; (e) capital lease obligations; (f) reimbursement obligations under any letter of credit, banker’s acceptance or similar credit transactions; (g) guarantees made by the Company on behalf of any third party in respect of obligations of the kind referred to in the foregoing clauses (a) through (f); and (h) any unpaid interest, prepayment penalties, premiums, costs and fees that would arise or become due as a result of the prepayment of any of the obligations referred to in the foregoing clauses (a) through (g).

4.	COVENANTS.

a. Form D and Blue Sky. The Company shall timely file a Form D with respect to the Securities, if required under Regulation D, and provide a copy thereof to the Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Purchaser on the Closing Date pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Purchaser.

b. Use of Proceeds. The Company will use the proceeds from the sale of the Note for the specific purposes set forth on Exhibit B hereto.

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c. Most Favored Nations. If, after the Closing Date, the Company issues any other security with any terms or conditions reasonably believed by the Purchaser to be more favorable to the holder of such security or with any terms or conditions in favor of the holder of such security that was not similarly provided to the Purchaser in the Transaction Documents (“Other Securities”), the Company shall notify the Purchaser in writing of such additional or more favorable terms or conditions. At the Purchaser’s option, such more favorable terms or conditions (or any individual term or condition) shall become a part of the Transaction Documents with the Purchaser. The Company will provide such notice to the Purchaser within three (3) business days following the issuance of such Other Securities. In the event the Purchaser determines that a term or the terms of the Other Securities are preferable to the terms of the Transaction Documents, the Purchaser will notify the Company in writing within five (5) days following Purchaser’s receipt of such notice from the Company. Within three (3) business days after receipt of such written notice from the Purchaser, but in any event within ten (10) days, the Company will amend and restate the Transaction Documents to include the more favorable terms or conditions (or any individual terms or conditions) and thereby grant to the Purchaser such preferential rights of the holders of such Other Securities. The types of terms contained in Other Securities that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion lookback periods, interest rates, original issue discounts, stock sale price, private placement price per share, and warrant coverage. For the avoidance of doubt, nothing in this Section 4(c) will require Purchaser to adopt all of the terms and conditions of such Other Security and Purchaser shall be permitted to adopt select provisions that it deems more favorable, such determination to be made in Purchaser’s sole discretion.

d. Voting Rights. While any obligations remain outstanding under any of the Transaction Documents, with respect to the Adler Shares or any equity securities acquired by Adler after the date hereof, Adler covenants and agrees not to amend or otherwise modify any of the rights, preferences or privileges of such equity securities, including with respect to voting rights. Each Company Party acknowledges and agrees that the Company is not permitted to dilute any equity securities of the Company other than pursuant to the issuance of warrants; provided, that such dilution is limited to 10% of the total issued and outstanding Common Stock immediately prior to such issuance of warrants.

5.	TRANSFER AGENT INSTRUCTIONS; LEGEND.

a. Transfer Agent Instructions. The Company and Adler shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent in a form acceptable to the Purchaser (the “Irrevocable Transfer Agent Instructions”) to issue certificates, registered in the name of the Purchaser or its respective nominee(s), for (i) the Purchased Shares and any Additional Shares in such amounts as specified from time to time by the Purchaser to the Company and (ii) in the event of breach of default under any of the Transaction Documents, the Adler Shares. Each Company Party represents and warrants that no instruction, other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(a), stop transfer instructions to give effect to Article 5 hereof, or as permitted under the Pledge Agreement, will be given by such Company Party to its transfer agent with respect to the Securities or the Adler Shares, as applicable, and that the Securities and Adler Shares shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If the Purchaser effects a sale, assignment or transfer of the Securities in accordance with this Agreement, the Company and Adler shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchaser to effect such sale, transfer or assignment. Each Company Party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(a) will be inadequate and agrees, in the event of a breach or threatened breach by a Company Party of the provisions of this Section 5(a), that the Purchaser shall be entitled, in addition to all other available remedies, to seek an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

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b. Legends. The Purchaser understands that the Securities have been issued (or will be issued in the case of any Additional Shares) pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

c. Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(b) above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that the Purchaser provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Purchaser provides the Company with an opinion of counsel to the Purchaser, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) Trading Days following the delivery by the Purchaser to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Purchaser as may be required above in this Section 5(c), as directed by the Purchaser, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Common Shares, credit the aggregate number of shares of Common Stock to which the Purchaser shall be entitled to the Purchaser’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Purchaser, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of the Purchaser or its designee. The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

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d. If the Company does not comply with any of the provisions of this Section 5, it shall pay to the Purchaser a penalty of ten percent (10%) of the value of the Purchased Shares and any Additional Shares then outstanding every ten (10) Business Days that the transfer or removal is not provided.

6.	MISCELLANEOUS

a. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholder, employees or agents) shall be commenced in the state and federal courts sitting in the State of New York (the “Applicable Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Applicable Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Applicable Courts, or such Applicable Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then the Company shall immediately reimburse the Purchaser for its attorney’s fees and other costs and expenses incurred in the investigation, preparation, and prosecution of such action or proceeding.

b. Indemnity, Etc. The Company and Adler, jointly and severally, agree to indemnify, pay and hold the Purchaser, and the Purchaser’s Affiliates and their respective officers, directors, employees, agents, consultants, auditors, and attorneys of any of them (collectively called the “Indemnitees”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement and/or the other Transaction Documents or the consummation of the transactions contemplated by this Agreement and/or the other Documents (the “Indemnified Liabilities”). In no event shall the Purchaser and/or any of its employees, agents, partners, Affiliates, members, equity and/or debt holders, managers, officers, directors and/or other related or similar type of Person, have any liability to the Company and/or any of its officers, directors, employees, agent, attorneys, Affiliates, consultants, equity and/or debt holders except for any actions or lack of actions of such Persons that are found by a court of competent jurisdiction after the time for all appeals has passed to have resulted directly from such Person’s willful misconduct or gross negligence.

c. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

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d. Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

e. Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

f. Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Purchaser, the Company, its Subsidiaries, their Affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein.

g. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business days after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

NetBrands Corp.

4042 Austin Boulevard, Suite B

Island Park, New York 11558

Attn: Paul Adler

E-mail: Paul@gdmginc.com

with a copy (which shall not constitute notice) to:

The Crone Law Group, P.C.

420 Lexington Avenue,

Suite 2446 New York, NY 10170

Attn: Eric C. Mendelson

Email: emendelson@cronelawgroup.com

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If to the Purchaser, to its address and e-mail address set forth on the signature page hereof, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change, with a copy (which shall not constitute notice) to:

Varnum LLP

999 Vanderbilt Beach Road, Suite 300

Naples, Florida 34108

Attn: Thomas W. Forster

Email: twforster@varnumlaw.com

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

h. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be the Purchaser hereunder with respect to such assigned rights.

i. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

j. Survival. The representations, warranties, agreements and covenants of the Company shall survive the Closing Date.

k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l. Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for stock splits, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

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m. Remedies. The Purchaser and each holder of any Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. The Purchaser under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Purchaser. The Company therefore agrees that the Purchaser shall be entitled to seek, at Company’s cost and expense, specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

n. Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

o. Legal Fees. The Company shall promptly pay from the proceeds of the Note Purchase Price all of Purchaser’s legal fees incurred in connection with the consummations of the transactions contemplated by the Transaction Documents up to a maximum of $10,000, subject to adjustment at the mutual consent of the Company and Purchaser.

[signature pages follow]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

NetBrands Corp.
f/k/a Global Diversified Marketing Group Inc.

By:	/s/ Paul Adler
Name:	Paul Adler
Its:	President & CEO

Paul Adler

Cove Funding LP

By:
Name:	Avraham Burger
Its:	Managing Member

55 Water Street, 50th Floor New York, NY 10004 E-mail: Aburger@Covefunding.com

EXHIBIT A

REGISTRATION RIGHTS

All of the Purchased Shares, Additional Shares, and any securities, including Common Stock, received by Purchaser or any of its Affiliates in connection with a Conversion (as defined in the Note), or otherwise issued or issuable to Purchaser or any of its Affiliates in connection with or pursuant to the Transaction Documents, shall be deemed “Registrable Securities” subject to the provisions of this Exhibit A. All capitalized terms used but not defined in this Exhibit A shall have the meanings ascribed to such terms in the Securities Purchase Agreement to which this Exhibit is attached.

1.	Piggy-Back Registration.

1.1. Piggy-Back Rights. If at any time on or after the date of the Closing the Company proposes to file any Registration Statement under the 1933 Act (a “Registration Statement”) with respect to any offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan on Form S-8, (ii) for a dividend reinvestment plan or (iii) in connection with a merger or acquisition, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities appearing on the books and records of the Company as such a holder as soon as practicable but in no event less than ten (10) days before the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration Statement, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such holders may request in writing within three (3) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof (with the understanding that the Company shall file the initial prospectus covering the Purchaser’s sale of the Registrable Securities at prevailing market prices on the same date that the Registration Statement is declared effective by the SEC).

1.2. Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 1.5 below.

1.3. Prospectus. Company shall notify the holders of Registrable Securities at any time when a prospectus relating to such holder’s Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of such holder, the Company shall also prepare, file and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The holders of Registrable Securities shall not to offer or sell any Registrable Securities covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

1.4. Holder Information. The Company may request a holder of Registrable Securities to furnish the Company such information with respect to such holder and such holder’s proposed distribution of the Registrable Securities pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and such holders shall furnish the Company with such information.

1.5. Fees and Expenses. All fees and expenses incident to the performance of or compliance with this Exhibit A by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s and Purchaser’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) with respect to any filing that may be required to be made by any broker through which a holder of Registrable Securities intends to make sales of Registrable Securities with the FINRA, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) 1933 Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other persons or entities retained by the Company or Purchaser in connection with the consummation of the transactions contemplated by this Exhibit A and (vii) reasonable fees and disbursements of a single special counsel for the holders of Registrable Securities (selected by holders of the majority of the Registrable Securities requesting such registration). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any holder of Registrable Securities.

1.6. Indemnification. The Company and its successors and assigns shall indemnify and hold harmless the Purchaser, each holder of Registrable Securities, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each individual or entity who controls the Purchaser or any such holder of Registrable Securities (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual or entity (each, an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, (2) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Exhibit A, except to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding the Purchaser or such holder of Registrable Securities furnished to the Company by such party for use therein, or (3) any failure or delay in performing its obligations under this Exhibit A, which such Losses shall be, as liquidated damages and not as a penalty, $100.00 per Trading Day for each $1,000.00 of amount of Registrable Securities, after such failure to perform as set forth herein. The Company shall notify the Purchaser and each holder of Registrable Securities promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Exhibit A of which the Company is aware.

1.7. Contribution. If the indemnification under Section 1.6 is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then the Company shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Company and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Company or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 1.6 was available to such party in accordance with its terms. It is agreed that it would not be just and equitable if contribution pursuant to this Section 1.7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. Notwithstanding the provisions of this Section 1.7, neither the Purchaser nor any holder of Registrable Securities shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such party from the sale of all of their Registrable Securities pursuant to such Registration Statement or related prospectus exceeds the amount of any damages that such party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding anything to the contrary herein, the Company acknowledges that a breach by it of its obligations hereunder may cause irreparable harm to the Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Exhibit A may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Exhibit A, that the Purchaser shall be entitled, in addition to all other available remedies, (a) to seek an order and/or injunction restraining any breach without the necessity of showing economic loss and without any bond or other security being required and (b) to specific performance of the terms hereof.

[End of Exhibit A]

EXHIBIT B

USE OF FUNDS

[Company to provide.]